                                                                    EXHIBIT 10.6


                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE


THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE


$13,200,103.29                                                  October 12, 1998
                                                            San Jose, California


        FOR VALUE RECEIVED, Gadzoox Networks, Inc., a Delaware corporation (the "Company"), promises to pay to Seagate Technology, Inc., a Delaware corporation (the "Holder"), or its registered assigns, the principal sum of $13,200,103.29, or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate equal to 5.75% per annum simple interest, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with all accrued interest and other amounts payable hereunder, shall be due and payable in accordance with Sections 3 and 4 hereof, subject to the terms and conditions of Section 5 hereof. This Note is one of the "Notes" issued pursuant to the Note Purchase Agreement dated September 18, 1998 (as amended, modified or supplemented, the "Note Purchase Agreement") between the Company and the Purchaser (as defined in the Note Purchase Agreement).

        The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

        1. DEFINITIONS. As used in this Note, the following capitalized terms have the following meanings:

                (a) "Company" includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of the Company under this Note.

                (b) "Certificate" shall mean the Amended and Restated Certificate of Incorporation of the Company in effect on September 18, 1998.


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                (c)     "Equity Securities" of any Person shall mean (a) all
common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

                (d) "Holder" shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

                (e) "Indebtedness" shall mean and include the aggregate amount of, without duplication (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or other similar instruments,
(c) all obligations to pay the deferred purchase price of property or services (other than accounts payable incurred in the ordinary course of business determined in accordance with generally accepted accounting principles), (d) all obligations with respect to capital leases, (e) all guaranty obligations; (f) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (g) all reimbursement and other payment obligations, contingent or otherwise, in respect of letters of credit.

                (f) "Initial Public Offering" shall mean the closing of the initial public offering of securities of the Company to the general public which is effected pursuant to a registration statement filed with, and declared effective by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended.

                (g) "Majority in Interest" shall mean, more than fifty percent (50%) of the aggregate outstanding principal amount of the Notes issued pursuant to the Note Purchase Agreement.

                (h)     "Maturity Date" is September 18, 2001.

                (i) "Obligations" shall mean all principal and accrued interest due hereunder.

                (j) "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

                (k) "Senior Indebtedness" shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Note, the principal of (and premium, if any), unpaid interest on and amounts reimbursable, fees, expenses, costs of enforcement and other amounts due in connection with,
(i) indebtedness of the Company outstanding as of the date hereof, including without limitation, Indebtedness of the Company, or with respect to which the Company is a guarantor, to commercial financial institutions regularly engaged in the business of lending money, which is for money borrowed, or purchase or leasing of equipment in the case of lease or other equipment financing, by the Company, whether or not secured, and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness referred to in clause (i) of this Section 1(k), or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor provided, however, that (x) indebtedness in an amount not to exceed $40,000,000 to any bank


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or other institutional lender which extends financing to the Company for working capital and other needs, and (y) indebtedness in an amount not to exceed $15,000,000 pursuant to one or more equipment lease financing arrangements shall be deemed Senior Indebtedness whether or not such indebtedness is outstanding as of the date hereof or incurred in the future.

                (l) "Transaction Documents" shall mean this Note, each of the other Notes issued under the Note Purchase Agreement and the Note Purchase Agreement.

                (m) "Voting Stock" shall mean the Company's Common Stock and Preferred Stock and other securities issued by the Company having the ordinary power to vote in the election of directors of the Company (other than securities having such power only upon the happening of a contingency).

        2. INTEREST. Accrued interest on this Note shall not be due and payable, except under an Event of Default; rather such interest shall accrue until the principal amount and all accrued interest is converted pursuant to
Section 7 hereof.

        3. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Note.

                (a) Representations and Warranties. Any material representation, warranty, certificate or other statement (financial or otherwise) made or furnished by or on behalf of the to Holder in writing in connection with the essence of this Note or any of the other Transaction Documents, shall be false, incorrect or misleading in any material respect when made or furnished; or

                (b) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

                (c) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement; or

        4. RIGHTS OF HOLDER UPON DEFAULT. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Paragraph 3(a)) and at any time thereafter during


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the continuance of such Event of Default, Holder may declare all outstanding
Obligations payable by the Company hereunder to be immediately due and payable in cash. Upon the occurrence or existence of any Event of Default described in Paragraphs 3(b) and 3(c), immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable in cash. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

        5. SUBORDINATION. The Obligations evidenced by this Note are hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all of the Company's Senior Indebtedness.

                (a) Insolvency Proceedings. If there shall occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company, (i) no amount shall be paid by the Company in respect of the principal of, interest on or other amounts due with respect to this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and
(ii) no claim or proof of claim shall be filed with the Company by or on behalf of the Holder of this Note which shall assert any right to receive any payments in respect of the principal of and interest on this Note except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding.

                (b) Default on Senior Indebtedness. If there shall occur an event of default which has been declared in writing with respect to any Senior Indebtedness, as defined therein, or in the instrument under which it is outstanding, permitting the holder to accelerate the maturity thereof and Holder shall have received written notice thereof from the holder of such Senior Indebtedness, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made, if any, in respect of the principal of or interest on this Note.

                (c) Further Assurances. By acceptance of this Note, the Holder agrees to execute and deliver customary forms of subordination agreement requested from time to time by holders of Senior Indebtedness, and as a condition to the Holder's rights hereunder, the Company may require that Holder execute such forms of subordination agreement; provided that such forms shall not impose on Holder terms less favorable than those provided herein.

                (d) Subrogation. Subject to the payment in full of all Senior Indebtedness, the holder of this Note shall be subrogated to the rights of the holder(s) of such Senior Indebtedness to receive payments and distributions of assets of the Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of this Note; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Holder would be entitled except for the provisions of this Section 5 shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

                (e) No Impairment. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 5 to receive cash, securities or other properties otherwise payable or deliverable to the Holder of this Note, nothing contained in this Section 5 shall impair, as between the Company and Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Holder of this Note, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

                (f) Reliance of Holders of Senior Indebtedness. Holder, by its acceptance hereof, shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each holder of Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the creation of the indebtedness evidenced by this Note, and each such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Indebtedness.

        6. PREPAYMENT. Upon thirty (30) days prior written notice to Holder, the Company may prepay this Note in whole or in part; provided that: (i) any prepayment of this Note may only be made in connection with the prepayment of all Notes issued under the Note Purchase Agreement on a pro rata basis, based on the respective aggregate outstanding principal amounts of each such Note, and
(ii) any such prepayment will be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note. Any mandatory conversion of the Note effected in accordance with Section 7 hereof shall not be deemed a prepayment of the Note subject to the requirements of this Section 6.

        7.      CONVERSION.

                (a) Mandatory Conversion into Series G Preferred. Upon the earlier to occur of (i) the closing (or first in a series of closings) of an equity financing in which the Company receives, or shall receive in such series of closings, an aggregate of at least $5,999,000 (excluding the amount of principal and interest due on the Notes which convert in such financing, if any) (the "Equity Financing"), (ii) the Company's Initial Public Offering, (iii) a Change of Control (as defined below), or (iv) the Maturity Date, the sum of the principal and accrued interest then outstanding on the Note, or any portion of the principal and accrued interest then outstanding on the Note at the sole option of the Company, will automatically convert in accordance with the provisions of 7(b) hereof into shares of Series G Preferred Stock of the Company (the "Series G Preferred") at a price of $7.65 per share (the "Conversion Price"), subject to adjustment as set forth herein; provided, however, if an Event of Default has occurred on or prior to the conversion event specifically set forth in clauses 7(a)(iii) (Change of Control) or 7(a)(iv) (Maturity Date) above, then the Holder may, at its sole option, delay automatic conversion of the Note


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pursuant to this Section 7 for a period not exceeding twelve (12) months from the date of such event of conversion. For purposes of this Section 7(a), a "Change of Control" shall mean any (i) merger or consolidation of this Company with or into another entity which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter less than a majority of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (ii) sale of all or substantially all of the assets of the Company, or (iii) sale of shares of capital stock of the Company, in a single transaction or series of related transactions, representing at least eighty percent (80%) of the Voting Stock of the Company. The sale and issuance by the Company of Series H Preferred Stock pursuant to the Series H Preferred Stock Purchase Agreement, dated September 18, 1998 by and between the Company and 3Com Corporation, shall be deemed an Equity Financing under this Section 7(a).

                (b) Conversion Procedure. At such time this Note is automatically converted into Series G Preferred, the Company shall deliver written notice to the Holder of this Note at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of the Company is located, notifying the Holder of the conversion to be effected, specifying the terms and conditions of the Equity Financing, the Series G Preferred Equivalents, the principal and accrued interest outstanding of the Note to be converted, the date on which such conversion will occur and calling upon such Holder to surrender the Note to the Company, in the manner and at the place designated in the Note. Such conversion shall be deemed to have been made contemporaneously with the closing of the Equity Financing or immediately prior to the closing of an Initial Public Offering or Change of Control, as the case may be.

                (c) Limitation on Conversion. Upon the occurrence of an event described in clauses 7(a)(i) (Equity Financing) or 7(a)(ii) (Initial Public Offering) above, then the principal and accrued interest under the Note shall be converted to Series G Preferred Stock of the Company pursuant to
Section 7(a) above, at the sole option and discretion of the Company, only to the extent that following such conversion the Holders' percentage ownership of the Voting Stock of the Company is equal to or less than 19.9% of all outstanding Voting Stock on the date of such event (a "Partial Conversion"). In the event of a Partial Conversion, accrued interest shall be converted first; and outstanding principal on the Note, which has not been converted, shall continue to earn and accumulate interest at the rate and manner set forth in this Note. On or after the Partial Conversion, the Company may, at any time and at its sole option and discretion, convert all or part of the unconverted principal and then accrued interest, if any, on the Note into Series G Preferred Stock pursuant to the procedures in Section 7(b) hereof. Shares of Series G Preferred issuable upon conversion of this Note shall be deemed outstanding for purposes of calculating the Holder's Right of First Refusal and Right to Maintain (as described in the Series F, G and H Stockholders' Agreement, dated September 18, 1998 as amended from time to time). The limitation under this subsection 7(c) may be waived in writing by the Company.

                (d) Mechanics and Effect of Conversion. No fractional shares of Preferred Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder the amount of outstanding principal that is not so converted, such payment to be in the form as provided below. Upon conversion of this Note pursuant to Section 7, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares of such Preferred Stock to which the Holder shall be entitled upon such conversion (bearing such legends as are required by the Note Purchase Agreement and applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described above. Upon a Partial Conversion, the Company shall, at its expense, issue and deliver to such Holder at such principal office a new Note representing the balance of principal and interest, if any, not converted pursuant to such Partial Conversion. Upon full conversion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note.

        8.      CONVERSION PRICE ADJUSTMENTS.

                (a) Adjustments for Stock Splits and Subdivisions. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Series G Preferred or the determination of holders of Series G Preferred entitled to receive a dividend or other distribution payable in additional shares of Series G Preferred or other securities or rights convertible into, or entitling the holders thereof to receive directly or indirectly, additional shares of Series G Preferred (hereinafter referred to as "Series G Preferred Equivalents") without payment of any consideration by such holder for the additional shares of Series G Preferred or the Series G Preferred Equivalents (including the additional shares of Series G Preferred issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Series G Preferred issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

                (b) Adjustments for Reverse Stock Splits. If the number of shares of Series G Preferred outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Series G Preferred, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Series G Preferred issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

                (c) Conversion or Redemption of Series G Preferred Stock. Should all of the Company's Series G Preferred be, or if outstanding would be, at any time prior to full payment of this Note, redeemed or converted into shares of Company's Common Stock in accordance with the Certificate, then this Note shall, following the Maturity Date, become convertible into that number of shares of the Company's Common Stock equal to the number of shares of the Common Stock that would have been received if this Note had been converted in full and the Series G Preferred received thereupon had been simultaneously converted immediately prior to such event at the Conversion Price equal to the conversion rate, as set forth and defined in the Company's Certificate converting Series G Preferred Stock into Common Stock on that date.

                (d)     Notices of Record Date, etc. In the event of:

                        (1) Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                        (2) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other Person or any consolidation or merger involving the Company; or

                        (3) Any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                        (4)     Any Initial Public Offering.

                The Company will mail to the Holder of this Note at least ten
(10) days prior to the earliest date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

                (e) Reservation of Stock Issuable Upon Conversion. In the event that this Note is still outstanding after the Maturity Date, at the request of the Holder, the Company agrees to use its best efforts to amend its Certificate to increase the number of authorized shares of Series G Preferred for the purpose of effecting the conversion of this Note and all other then outstanding Notes as shall be sufficient to effect the conversion of principal and accrued interest of all of the Notes.

        9. SUCCESSORS AND ASSIGNS. Subject to the restrictions on transfer described in Section 11 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

        10. WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the holders of a Majority in Interest of all then outstanding Notes issued pursuant to the Note Purchase Agreement.

        11. TRANSFER OF THIS NOTE OR SECURITIES ISSUABLE ON CONVERSION HEREOF. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof if so requested, the Company, as promptly as practicable, shall notify such Holder whether such Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the "Act"), unless in the opinion of counsel to the Company such legend is not required in order to ensure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Note Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

        12. REGISTRATION, TRANSFER AND REPLACEMENT OF THE NOTES. This Note shall be a registered note. The Company will keep, at its principal executive office, books for the registration and registration of transfer of this Note. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name such Note is registered as the owner and holder of such Note for all purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to any restrictions on or conditions to transfer set forth in this Note, the holder of this Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Company's chief executive office, and promptly thereafter and at the Company's expense, except as provided below, receive in exchange therefor one or more new Note(s), each in the principal requested by such holder, dated the date to which interest shall have been paid on this Note so surrendered or, if no interest shall have yet been so paid, dated the date of this Note so surrendered and registered in the name of such person or persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of this Note so surrendered. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as this Note being replaced, in the same principal amount as the unpaid principal amount of this Note.

        13. TREATMENT OF NOTE. To the extent permitted by generally accepted accounting principles ("GAAP"), the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

        14. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the respective addresses of the parties as set forth in the Note Purchase Agreement or on the register maintained by the Company. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received. The Company will provide the Holder notice of any proposed underwritten public offering of the Company's securities or merger or sale of all or substantially all of the Company's assets.

        15.     PAYMENT. Payment shall be made in lawful tender of the United
States.

        16. EXPENSES; WAIVERS. If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

        17. GOVERNING LAW. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the internal laws of the State of California, without regard to the conflicts of law provisions.

                IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                                   COMPANY:

                                   GADZOOX NETWORKS, INC.
                                   a Delaware corporation


                                   By:    ______________________________________
                                          (Signature)

                                   Name:  ______________________________________
                                          (Printed Name)

                                   Title: ______________________________________



                                   HOLDER:

                                   SEAGATE TECHNOLOGY, INC.
                                   a Delaware corporation


                                   By:    ______________________________________
                                          (Signature)

                                   Name:  ______________________________________
                                          (Printed Name)

                                   Title: ______________________________________